UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	July 25, 2005

Community Banks, Inc.
(Exact name of registrant as specified in its charter)

Pennsylvania	0-15786	23-2251762
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

750 East Park Dr., Harrisburg, PA	17111
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(717) 920-1698

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On July 25, 2005, Melvin Pankuch and Community Banks, Inc. entered into a stock option agreement. Mr. Pankuch is a director and employee of Community. The agreement contains the exercise and other terms of certain stock options that were awarded by Community to Mr. Pankuch.

Item 9.01	Financial Statements and Exhibits.

(c)	Exhibits.

10	Community Banks, Inc. Long-Term Incentive Plan Stock Option Agreement with Melvin Pankuch

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 8, 2005	COMMUNITY BANKS, INC.

	By:	/s/ Donald F. Holt
Name: Donald F. Holt
Title: Chief Financial Officer

Exhibit Index

10	Community Banks, Inc. Long-Term Incentive Plan Stock Option Agreement with Melvin Pankuch